SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2006

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

As contemplated by a term sheet between SIGA Technologies, Inc., a Delaware corporation (“SIGA”) and PharmAthene, Inc. (“PharmAthene”), disclosed in SIGA’s 8-K filed on March 14, 2006, SIGA entered into a Bridge Note Purchase Agreement (the “Purchase Agreement”) on March 20, 2006 with PharmAthene for the sale of three 8% Notes by SIGA in favor of PharmAthene (the “Notes”) for a purchase price of $1,000,000 each. The first Note was issued on March 20, 2006 (the “First Note”) and the subsequent remaining two Notes are contemplated to be issued on April 19, 2006 and May 19, 2006, respectively. The proceeds of the Notes will be used by SIGA for (i) expenses directly related to the development of SIGA’s lead product, SIGA-246, an orally administered anti-viral drug that targets the smallpox virus, (ii) expenses related to SIGA’s planned merger with PharmAthene and (iii) corporate overhead. Pursuant to a Security Agreement between SIGA and PharmAthene, also entered into on March 20, 2006 (the "Security Agreement"), the Notes are secured by a first priority security interest in SIGA assets (other than those assets subject to the security interest granted in that certain Master Security Agreement between General Electric Capital Corporation and SIGA, dated as of April 29, 2005 and attached as Exhibit 10.2 to the SIGA 8-K filed on May 3, 2005).

The First Note for a principal amount of $1,000,000 was issued on March 20, 2006. The First Note will be payable on the earliest of (x) March 20, 2008 (the “Maturity Date”), (y) the closing of a Qualified Financing (as defined in the Purchase Agreement) or (z) a Sale Event (as defined in the Purchase Agreement). In the case of a default under the First Note, payment of the First Note will be accelerated such that the entire unpaid principal amount of the First Note, and all accrued and unpaid interest thereon, shall become immediately due and payable in full. The remaining two Notes will be made under substantially similar terms, except that their Maturity Dates are contemplated to be April 19, 2008 and May 19, 2008.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1, which is incorporated into this Item 1.01 by reference.

A copy of the Security Agreement is attached hereto as Exhibit 10.2, which is incorporated into this Item 1.01 by reference.

A copy of the First Note is attached hereto as Exhibit 10.3, which is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement.

See Item 1.01 above, which is incorporated into this Item 2.03 by reference, for a description of the First Note and the transaction giving rise thereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Bridge Note Purchase Agreement, dated as of March 20, 2006, by SIGA Technologies, Inc. and PharmAthene, Inc.
10.2	Security Agreement, dated as of March 20, 2006, by SIGA Technologies, Inc. and PharmAthene, Inc.
10.3	8% Note by SIGA Technologies, Inc., in favor of PharmAthene, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        SIGA TECHNOLOGIES, INC.

        By: /s/ Thomas N. Konatich
      Name: Thomas N. Konatich
      Title:   Chief Financial Officer

Date: March 22, 2006